                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                        SUBURBAN OSTOMY SUPPLY CO., INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED DECEMBER 22, 1997

                                       BY

                             INVA ACQUISITION CORP.

                          A WHOLLY OWNED SUBSIDIARY OF

                              INVACARE CORPORATION

  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON THURSDAY, JANUARY 22, 1998, UNLESS THE OFFER IS EXTENDED.

                        The Depositary for the Offer is:
                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

            By Hand:                        By Mail:                 By Overnight Courier:
       Tenders & Exchanges             Tenders & Exchanges            Tenders & Exchanges
c/o The Depository Trust Company        Suite 4660 -- SOS              Suite 4680 -- SOS
         55 Water Street                  P.O. Box 2569           14 Wall Street -- 8th Floor
             DTC TAD               Jersey City, NJ 07303-2569         New York, NY 10005
 Vietnam Veterans Memorial Plaza
       New York, NY 10041

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH
                  ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ
           CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by stockholders if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if tenders of Shares are to be made by book-entry transfer into the account of First Chicago Trust Company of New York, as Depositary (the "Depositary"), at The Depository Trust Company ("DTC") (the "Book-Entry Transfer Facility" ) pursuant to the book-entry procedures set forth in Section 2 of the Offer to Purchase (as defined below). Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders".

     Holders of Shares whose certificates for such Shares (the "Share Certificates") are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in
Section 2 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

[ ] CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER RIGHTS BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution
 -------------------------------------------------------------------------------
    Account Number
    ----------------------------------------------------------------------------
    Transaction Code Number
    ----------------------------------------------------------------------------

[ ] CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY:
     Name(s) of Registered Holder(s)
    ----------------------------------------------------------------------------
     Window Ticket No. (if any)
     ---------------------------------------------------------------------------
     Date of Execution of Notice of Guaranteed Delivery
     ---------------------------------------------------------
     Name of Institution which Guaranteed Delivery
     --------------------------------------------------------------
     If delivered by Book-Entry Transfer, please provide the following:

    Name of Tendering Institution
 -------------------------------------------------------------------------------
    Account Number
    ----------------------------------------------------------------------------
    Transaction Code Number
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

                NAME(S) AND ADDRESS(ES) OF                            SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
                   REGISTERED HOLDER(S)                                 (ATTACH ADDITIONAL LIST IF NECESSARY)
  ------------------------------------------------------------------------------------------------------------------------
                                                                  SHARE            NUMBER OF SHARES
                                                               CERTIFICATE           EVIDENCED BY             SHARES
                                                                NUMBER(S)*         CERTIFICATE(S)*          TENDERED**
                                                            --------------------------------------------------------------

                                                            --------------------------------------------------------------

                                                            --------------------------------------------------------------

                                                            --------------------------------------------------------------

                                                            ==============================================================
                                                          Total Shares................................
  ------------------------------------------------------------------------------------------------------------------------

 *  Need not be completed by Book-Entry Stockholders.

 ** Unless otherwise indicated, all Share Certificates delivered to the
    Depositary will be deemed to have been tendered. See Instruction 4.
================================================================================

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Inva Acquisition Corp., a Massachusetts corporation (the "Purchaser") and a wholly owned subsidiary of Invacare Corporation, an Ohio corporation (the "Parent"), the above-described shares of Common Stock, no par value (the "Shares"), of Suburban Ostomy Supply Co., Inc., a Massachusetts corporation (the "Company"), at a purchase price of $11.75 per Share, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated December 22, 1997 (the "Offer to Purchase") and in this Letter of Transmittal (which, as amended from time to time, together constitute the "Offer"). The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, receipt of which is hereby acknowledged.

     Subject to, and effective upon, acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any other Shares or other securities or rights issued or issuable in respect thereof on or after the date hereof), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) deliver certificates for such Shares (and any such other Shares or securities or rights), or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with appropriate evidences of transfer and authenticity to, or upon the order the of the Purchaser, (ii) present such Shares (and any such other Shares or securities or rights) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms and subject to the conditions of the Offer.

     By executing this Letter of Transmittal, the undersigned irrevocably appoints designees of the Purchaser and each of them as such stockholder's attorneys-in-fact and proxies, with full power of substitution, in the manner set forth in this Letter of Transmittal, to the full extent of such stockholder's rights with respect to the Shares tendered by such stockholder and accepted for payment by the Purchaser (and with respect to any and all other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof). All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest in the tendered Shares. Such appointment will be effective when, and only to the extent that, the Purchaser accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by such stockholder with respect to such Shares (and such other shares and securities) will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of the Purchaser will, with respect to the Shares (and such other shares and securities) for which such appointment is effective, be empowered to exercise all voting and other rights of such stockholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's stockholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. The Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon the Purchaser's payment of such Shares, the Purchaser must be able to exercise full voting rights with respect to such Shares and other securities, including voting at any meeting of stockholders.

     The undersigned hereby represents and warrants that the (a) undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and (b) when the Shares are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title to the Shares, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver all additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser any and all Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance and transfer or appropriate assurance thereof, the Purchaser shall be, subject to applicable law, entitled to all rights and privileges as the owner of each such Distribution, and may withhold the entire purchase price of the Shares and or deduct from the purchase price, the amount or value of such Distribution, as determined by the Purchaser in its sole discretion.

     All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

     Tenders of Shares made pursuant to the Offer are irrevocable, except that Shares tendered pursuant to the Offer may be withdrawn at any time prior to the Expiration Date (as defined in the Offer to Purchase) and, unless theretofore accepted for payment by the Purchaser pursuant to the Offer, may also be withdrawn at any time after February 20, 1998 (or such later date as may apply in case the Offer is extended). See Section 3 of the Offer to Purchase.

     The undersigned understands that tenders of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions set forth in the Offer, including the undersigned's representation and warranty that the undersigned owns the Shares being tendered.

     Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or issue or return any certificate(s) for Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated "Special Delivery Instructions", please mail the check for the purchase price and/or any certificate(s) for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or any certificate(s) for Shares not tendered or accepted for payment in the name of, and deliver such check and/or certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions", please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any Shares from the name(s) of the registered holder(s) thereof if the Purchaser does not accept for payment any of the Shares so tendered.

   ---------------------------------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned of if Shares tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility.

   Issue:  [ ] Check  [ ] Certificate(s) to:

   Name
   ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address
   ---------------------------------------------------------------------------


   ---------------------------------------------------------------------------
                                   (ZIP CODE)

   ---------------------------------------------------------------------------
                        (TAXPAYER IDENTIFICATION NUMBER)

   [ ]Credit unpurchased Shares tendered by book-entry transfer to the account set forth below:
   (Check one):

   Name of Account Party
   ---------------------------------------------------------------------------

   Account No.
   ---------------------------------------------------------------------------


   ---------------------------------------------------------------------------
   (SEE SUBSTITUTE FORM W-9)
   ---------------------------------------------------------------------------



   ---------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 7)

        To be completed ONLY if certificate(s) for Shares not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Mail:  [ ] Check  [ ] Certificate(s) to:

   Name
   ---------------------------------------------------------------------------
                                    (PLEASE PRINT)

   Address
   ---------------------------------------------------------------------------


   ---------------------------------------------------------------------------
                                   (ZIP CODE)

   ---------------------------------------------------------------------------
                        (TAXPAYER IDENTIFICATION NUMBER)

   ---------------------------------------------------------------------------
   (SEE SUBSTITUTE FORM W-9)
   ---------------------------------------------------------------------------

                                   IMPORTANT
                            STOCKHOLDERS: SIGN HERE
                       (AND COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDERS(S)

Dated:
------------------------------------------, 199
-

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer of corporation or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
-------------------------------------------------------------------------
Taxpayer Identification or
  Social Security No.:
--------------------------------------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.:
--------------------------------------------------------------------------

Dated:
------------------------------------------, 199
-

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee Of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) of Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a firm which is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

     2. Requirements Of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile hereof), properly completed and duly executed, together with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or such Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry confirmation received by the Depositary), in each case prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

     Stockholders whose Share Certificates are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 2 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the Share Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery. If Share Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

     THE METHOD OF DELIVERY OF SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders (not applicable to book-entry stockholders). If fewer than all the Shares evidenced by any Share Certificate submitted are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered". In such cases, new Share Certificates for the Shares that were evidenced by your old Share Certificates, but were not tendered by you, will be sent to you, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Share Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures On Letter Of Transmittal, Stock Powers And Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered holder(s) appear on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

     6. Stock Transfer Taxes. Except as provided in this Instruction 6, the Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom, is submitted.

     Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates evidencing the Shares tendered hereby.

     7. Special Payment And Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not tendered or not accepted for payment are to be issued or returned to, a person other than the signer of this Letter of Transmittal or to an address other than that shown in this Letter of Transmittal, the appropriate boxes on this Letter of Transmittal must be completed. A Book-Entry Stockholder may request that Shares not accepted for payment be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate under "Special Payment Instructions". If no such instructions are given, such Shares not accepted for payment will be returned by crediting the account of the Book-Entry Transfer Facility designated above.

     8. Waiver Of Conditions. The conditions of the Offer may be waived by the Purchaser in whole or in part at any time and from time to time in its sole discretion.

     9. Requests For Assistance Or Additional Copies. Questions or requests for assistance may be directed to the Dealer Manager or the Information Agent at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or from brokers, dealers, commercial banks or trust companies.

     10. Lost, Destroyed Or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Information Agent. The stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

     11. Substitute Form W-9. In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalty of perjury that such TIN is correct and that such stockholder is not subject to backup withholding. If a stockholder does not provide such stockholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding of 31%.

     Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the stockholder upon filing an income tax return.

     The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

     Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign stockholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained form the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     IMPORTANT: THIS LETTER OR TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR THE NOTICE OF GUARANTEED DELIVERY, AND ALL OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE.

--------------------------------------------------------------------------------------------------------------
                                                PAYER'S NAME:
==============================================================================================================
          SUBSTITUTE            PART I -- Taxpayer Identification Number -- For Social Security Number
           FORM W-9             All Accounts Enter your taxpayer identification ------------------------------
  DEPARTMENT OF THE TREASURY    number in the appropriate box. For most        OR
   INTERNAL REVENUE SERVICE     individuals and sole proprietors, this is your Employer
                                Social Security Number. For other entities, it Identification is your Employer Identification Number. If you Number
                                do not have a number, see "How to Obtain a TIN" ------------------------------
                                in the enclosed Guidelines.
                                Note: if the account is in more than one name,
                                see the chart on page 2 of the enclosed
                                Guidelines to determine what number to enter.
                               -------------------------------------------------------------------------------
                                PART II -- For Payees Exempt From Backup       PART III --
                                Withholding (see enclosed Guidelines and       [ ] Awaiting TIN
                                complete as instructed therein).
                               -------------------------------------------------------------------------------

                                CERTIFICATION -- Under penalties of perjury, I certify that:
                                (1) The number shown on this form is my correct taxpayer identification
      PAYER'S REQUEST FOR           number, or I am waiting for a number to be issued to me and either (a) I have
    TAXPAYER IDENTIFICATION         mailed or delivered an application to receive a taxpayer identification
            NUMBER                  number to the appropriate Internal Revenue Service Center or Social
                                    Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 31% of all reportable payments made to me thereafter will be withheld until I provide a number;
                                (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal
                                    Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
                                (3) Any other information provided on this form is true, correct and complete.
                                CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
                                Signature ________________  Date: ________________ ,199_
--------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR INSTRUCTIONS.

                    The Information Agent for the Offer is:

                                [MACKENZIE LOGO]

                                156 Fifth Avenue
                               New York, NY 10010
                         (212) 929-5500 (call collect)
                                       or
                         CALL TOLL-FREE: (800) 322-2885

                      The Dealer Manager for the Offer is:

                           WHEAT FIRST BUTCHER SINGER
                          Riverfront Plaza, West Tower
                              901 East Byrd Street
                               Richmond, VA 23219
                         CALL TOLL-FREE: (800) 532-2916